                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  FEBRUARY 13, 1996
                                                        -----------------

                               CIGNA CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                    1-8323               06-1059331
         --------                    ------               ----------
(State or other jurisdiction        (Commission          (IRS Employer
    of incorporation)               File Number)         Identification No.)



              ONE LIBERTY PLACE, 1650 MARKET STREET, P.O. BOX 7716
                     PHILADELPHIA, PENNSYLVANIA           19192-1550
              ------------------------------------------------------
              (Address of principal executive offices)   (Zip Code)



               Registrant's telephone number, including area code


                                 (215) 761-1000
                                 --------------

                                 NOT APPLICABLE
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

                 On February 13, 1996, the registrant issued a news release regarding its fourth quarter and year-end 1995 results, a copy of which is filed as Exhibit 20 hereto and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

         (c) The exhibit accompanying this report is listed in the Index to Exhibits below.



                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               CIGNA CORPORATION


Date: February 13, 1996                        By:     /s/ Gary A. Swords
                                                       ------------------------
                                                       Gary A. Swords
                                                       Vice President and
                                                       Chief Accounting Officer





                              Index to Exhibits

Number                  Description                             Method of Filing
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
20                      CIGNA Corporation                       Filed herewith.
                        news release dated
                        February 13, 1996






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